Exhibit 10.4

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 23, 2013 (this “Amendment”) is entered into by Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), Inciativas Culturales De España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), Citibank, N.A. as successor Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and certain financial institutions listed on the signature pages hereto.

RECITALS

A.  Reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, as it has been or may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, by and among the Parent Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent.

B.  Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

C.  The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 6 hereof.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement. On the Amendment Effective Date (as defined below), the following amendments are made to the Credit Agreement:

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that (and only for so long as), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the

Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation (determined, for avoidance of doubt, after giving effect to any other keepwell, support, or other agreement for the benefit of such Guarantor and any and all applicable guarantees of such Guarantor’s Swap Obligations) or (ii) in the case of a Swap Obligation subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Credit Parties and Hedge Bank applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” means in respect of any Swap Obligation, each Credit Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and which may cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act (or any successor provision thereto).

“Second ARCA Amendment Effective Date” shall mean April 23, 2013.”

“Series B Additional Term Loan Commitment” shall mean the amount set forth in such Series B Additional Term Loan Lender’s Series B Additional Term Loan Joinder Agreement.

“Series B Additional Term Loan Joinder Agreement” shall mean that Joinder Agreement dated as of April 23, 2013 among the Series B Additional Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent.

“Series B Additional Term Loan Lenders” shall mean, at any time, any Lender that has a Series B Additional Term Loan, and any successors or assigns of the Series B Additional Term Loan Lenders.

“Series B Additional Term Loans” shall mean the Term Loans in an aggregate principal amount of $310,000,000 made to the Parent Borrower under the Series B Additional Term Loan Joinder Agreement.

“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

(b)  The definition of “Foreign Obligations” in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“provided that the “Foreign Obligations” of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor”.

(c)  The definition of “Repayment Amount” in Section 1.1 of the Credit Agreement is hereby amended by adding the following after “Series A New Term Loan Repayment Amount”:

“, with respect to the Series B Additional Term Loans, the repayment amount set forth in Section 2 of the Series B Additional Term Loan Joinder Agreement”.

(d)  The definition of “Series 2018 Extended Term Loan” in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“The Series B Additional Term Loans shall be deemed Series 2018 Extended Term Loans for all purposes of this Agreement, other than Section 2.5(b)(iii).”

(e)  The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately after the words “any New Term Loans (of each Series, including the Series A New Term Loans)”:

“, any Series B Additional Term Loan”.

(f)  The definition of “U.S. Obligations” in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“provided that the “U.S. Obligations” of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor”.

(g)  Section 2.1(a) of the Credit agreement is hereby amended to add the following clause (v):

“(v) Subject to and upon the terms and conditions set forth herein, each Series B Additional Term Loan Lender having a Series B Additional Term Loan Commitment agrees to make a Series B Additional Term Loan in Dollars to the Parent Borrower on the Second ARCA Amendment Effective Date in a principal amount equal to its Series B Additional Term Loan Commitment. For the avoidance of doubt, the Series B Additional Term Loans shall be deemed Series 2018 Extended Term Loans for all purposes of this

Agreement, other than Section 2.5(b)(iii) and further, the Series B Additional Term Loans are not New Term Loans pursuant to Section 2.14 hereof.”

(h)  Section 5.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) In the event that, on or prior to the date that is six months after the First ARCA Amendment Effective Date, the Parent Borrower (x) makes any prepayment of any Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans and Series B Additional Term Loans) in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans and Series B Additional Term Loans), the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Series 2018 Extended Term Lenders, Series B New Term Loan Lenders and Series B Additional Term Loan Lenders, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans and Series B Additional Term Loans) being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans and Series B Additional Term Loans) outstanding immediately prior to such amendment.”

(i)  Section 10.7(a) of the Credit Agreement is hereby amended by replacing “other than as contemplated by Section 10.1(i); provided, however,” with the following:

“, in each case, other than (i) as contemplated by Section 10.1(i) or (ii) with the proceeds of the Series B Additional Term Loans; provided, however, without limiting the prepayments, repurchases, redemptions and defeasances permitted pursuant to the foregoing clauses (i) and (ii),”.

(j)  Section 10.7(b) of the Credit Agreement is hereby amended by adding the following after the second occurrence of the word “Indebtedness”:

“, except with respect to the Series B Additional Term Loans,”.

(k)  Section 11.15 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.”

(l)  Section 14.8(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.”

(m)  Section 2(a) of the Guarantee is hereby amended by adding the following after the word “Obligations”:

“(excluding with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor)”.

(n)  The Guarantee is hereby amended by adding the following Section 23:

“23. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guarantee in respect of any Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 23 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 23, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 23 shall remain in full force and effect until the payment in full and discharge of the Obligations guaranteed under this Guarantee. Each Qualified ECP Guarantor intends that this Section 23 constitute, and this Section 23 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

SECTION 2. Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:

(a)  The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)  Each Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Borrower. The execution and delivery of this Amendment and the performance of the Credit Agreement by each Borrower do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)  This Amendment has been duly executed and delivered by each Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(d)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a)  the Administrative Agent shall have received from each of the Borrowers and the Lenders constituting Required Lenders, a duly executed and delivered counterpart of this Amendment signed on behalf of such party;

(b)  the Administrative Agent shall have received the executed legal opinions of DLA Piper LLP (US), counsel to the Parent Borrower;

(c)  the Administrative Agent shall have received (i) for its account or the account of each Lender entitled thereto all fees in connection with this Amendment agreed to prior to the Amendment Effective Date and all amounts due and payable to the Administrative Agent on or prior to the Amendment Effective Date pursuant to the Credit Documents, including, to the extent invoiced prior to the date hereof, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document; and

(d)  the Administrative Agent shall have received the Series B Additional Term Loan Joinder Agreement executed and delivered by the Series B Additional Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent contemporaneously with the effectiveness of this Amendment.

The date on which such conditions have been satisfied (or waived by the Administrative Agent) is referred to herein as the “Amendment Effective Date”.

SECTION 4.  Effect of Amendment. Except as expressly provided in this

Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 5. Consent. Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.  Section 14.13 of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC., as
Parent Borrower

By:	/s/ Eilif Serck-Hanssen
Name:	Eilif Serck-Hanssen
Title:	Executive Vice President and Chief Financial Officer

INICIATIVAS CULTURALES DE ESPAÑA S.L., as Foreign Subsidiary Borrower

By:	/s/ Eilif Serck-Hanssen
Name:	Eilif Serck-Hanssen
Title:	Director

[Signature Page to Second Amendment]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

[Signature Page to Second Amendment]

AGF FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

ALM VIII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

Apollo Tactical Income Fund Inc, as a Lender
By: Account 361722

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

Gulf Stream - Sextant CLO 2007-l, Ltd., as a Lender
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

ALM IV, Ltd, as a Lender
By: Apollo Credit Management (CLO), LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

ALM VII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

APOLLO CREDIT FUNDING I LTD., as a Lender
By: Apollo Fund Management LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

Apollo Credit Senior Loan Fund, LP, as a Lender
By: Apollo Credit Advisors II, LLC, its general partner

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

Apollo Senior Floating Rate Fund Inc., as a Lender
By: Account 631203

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	President

By:
Name:
Title:

ASCRF 9 LOAN FUNDING LLC, as a Lender
By: Citibank, N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

By:
Name:
Title:

DOUBLE HAUL TRADING, LLC, as a Lender
By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name:	Douglas Weltz
Title:	Director

Falcon Senior Loan Fund Ltd., as a Lender
By: Apollo Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

LeverageSource III S.a.r.l., as a Lender
By: Citibank, N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

By:
Name:
Title:

LeverageSource V S.A.R.L, as a Lender

By:	/s/ Laurent Ricci
Name:	Laurent Ricci
Title:	Class B Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Class A Manager

LSR Loan Funding LLC, as a Lender
By: Citibank N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

By:
Name:
Title:

Neptune Finance CCS, Ltd., as a Lender
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

By:
Name:
Title:

Stone Tower CLO V Ltd., as a Lender
By: Apollo Debt Advisors LLC,
As its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

STONE TOWER CLO VI LTD., as a Lender
By: Apollo Debt Advisors LLC
As its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

Community Insurance Company, as a Lender
By: Sankaty Advisors LLC, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

SEI Institutional Managed Trust-Multi Asset Income Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

WellPoint, Inc., as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Document Control Team

By:
Name:
Title:

Bank of Montreal, as a Lender

By:	/s/ Gregory F. Tomczyk
Name:	Gregory F. Tomczyk
Title:	Director

Barclays Bank PLC, as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

Adfam Investment Company LLC
By: BlackRock Financial Management, Inc., its Investment Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Allied World Assurance Company, Ltd
By: BlackRock Financial Management, Inc., its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Alterra Bermuda Limited
By: BlackRock Financial Management, Inc., its Investment Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust
By: BlackRock Financial Management Inc., Its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund III, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund V, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund VI, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Fixed Income Portable Alpha Master Series Trust
By: BlackRock Financial Management, Inc., its Investment Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Fixed Income Value Opportunities
By: BlackRock Financial Management, Inc., its Investment Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Floating Rate Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Funds II, BlackRock High Yield Bond Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Funds II, BlackRock MultiAsset Income Portfolio
By: BlackRock Advisors, LLC, its SubAdvisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio
By: BlackRock Financial Management, Inc. its registered sub-adviser, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Global Investment Series:
Income Strategies Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Global Long/Short Credit Fund Of BlackRock Funds
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock High Income Shares
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock High Yield Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Secured Credit Portfolio of BlackRock Funds II
By: BlackRock Financial Management Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Senior Income Series II
By: BlackRock Financial Management, Inc., its Collateral Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Senior Income Series IV
By: BlackRock Financial Management, Inc., its Collateral Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Senior Income Series V Limited
By: BlackRock Financial Management, Inc., its Collateral Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlackRock Strategic Bond Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BMI CLO I
By: BlackRock Financial Management, Inc., its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Houston Casualty Company
By: BlackRock Investment Management, LLC, Its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Ironshore Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

JPMBI re BlackRock BankLoan Fund
By: BlackRock Financial Management Inc., as Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Magnetite VI, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Magnetite VII, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Permanens Capital L.P.
By: BlackRock Financial Management Inc., its Sub-Advisor, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Scor Global Life Americas Reinsurance Company
By: BlackRock Financial Management, Inc., Its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

U.S. Specialty Insurance Company
By: BlackRock Investment Management, LLC, Its Investment Manager, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

BlueMountain CLO 2011-1 Ltd, as a Lender
By: Bluemountain capital MANAGEMENT, llc, Its Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Associate

By:
Name:
Title:

BlueMountain CLO 2012-1 Ltd, as a Lender
By: Bluemountain capital MANAGEMENT, llc, Its Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Associate

By:
Name:
Title:

BlueMountain CLO 2012-2 Ltd, as a Lender
By: Bluemountain capital MANAGEMENT, llc, Its Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Associate

By:
Name:
Title:

BlueMountain CLO II, LTD, as a Lender
By: Bluemountain capital MANAGEMENT, llc, Its Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Associate

By:
Name:
Title:

BlueMountain CLO III, LTD, as a Lender
By: Bluemountain capital MANAGEMENT, llc, Its Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Associate

By:
Name:
Title:

Chatham Light II CLO, Limited, as a Lender
By: Sankaty Advisors, llc as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

DUANE STREET CLO II, LTD.
By: Napier Park Global Capital, LLC, As Collateral Manager, as a Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:

Citicorp North America, Inc., as a Lender

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

Citibank N.A. – Secondary Trading Leverage 8 ALT, as a Lender

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

REGATTA II FUNDING LP
By: Napier Park Global Capital, LLC,
attorney-in-fact, as a Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Associate

Doral CLO I, Ltd., as a Lender

By:	/s/ John Finan
Name:	John Finan
Title:	Managing Director

By:
Name:
Title:

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VII PLC
By: Eaton Vance Management as Interim Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management As Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO X PLC
By: Eaton Vance Management As Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Illegible],
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance SHORt duration Diversified INCOME fund
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[ILLEGIBLE],
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance limited duration income fund
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance floating-rate income trust
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[ILLEGIBLE],
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

MEt investors series trust-met/eaton vance floating rate PORTFOLIO
By Eaton Vance Management as investment sub-advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

pacific life funding floating rate loan fund
By: Eaton Vance Management as investment sub-advisor, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[ILLEGIBLE],
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Longfellow Place CLO, Ltd., as a Lender

By:	/s/ Scott D'Orsi
Name:	Scott D'Orsi
Title:	Portfolio Manager

By:
Name:
Title:

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Ballyrock CLO 2006-2 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Fidelity American High Yield Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Fixed-Income Trust: Fidelity Strategic Dividend & Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Summer Street Trust: Fidelity Global High Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Illinois Municipal Retirement Fund By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney, as a Lender

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature Page to First Amendment]

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Commonwealth of Massachusetts Pension Reserves Investment Management Board

By: Pyramis Global Advisors Trust Company as Investment Manager, as a Lender

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature Page to First Amendment]

Pyramis Floating Rate High Income Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee, as a Lender

By:	/s/ Richard Synrod
Name:	Richard Synrod
Title:	Director

[Signature Page to First Amendment]

Fidelity School Street Trust: Fidelity Strategic Income Fund, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

Variable Insurance Products Fund V: Strategic Income Portfolio, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:

FORE CLO LTD. 2007-I, as a Lender

By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name:	Daniel Agranoff
Title:	Chief Financial Officer Fore Research & Management, LP

Drawbridge Investment Limited, as a Lender

By: Sankaty Advisors, LLC as Authorized Agent

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Security Income Fund – Total Return Bond Series, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

Blue Shield of California

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORIZED SIGNATORY

Franklin CLO V, Ltd.

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORIZED SIGNATORY

Franklin Floating Rate Master Trust -
Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

Franklin Investors Securities Trust -
Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

Franklin Templeton Series II Funds -
Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Goldman Sachs Trust on behalf of the
Goldman Sachs High Yield Floating Rate Fund
by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huong
Name:	Kaidi Huong
Title:	VP

City of New York Group Trust, as a Lender
By: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

5180 CLO LP, as a Lender
By: Guggenheim Partners Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

AbitibiBowater Fixed Income Master Trust Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

CLC Leveraged Loan Trust, as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

COPPER RIVER CLO LTD.,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Guggenheim Build America Bonds Managed Duration,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV,
as a Lender

By: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company
(Ireland) Limited under Power of Attorney

By:	/s/ Stephen Nelson
Name:	Stephen Nelson
Title:	Authorized Signatory

By:
Name:
Title:

Guggenheim U.S. Loan Fund,
as a Lender

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company
(Ireland) Limited under Power of Attorney

By:	/s/ Stephen Nelson
Name:	Stephen Nelson
Title:	Authorized Signatory

By:
Name:
Title:

Guggenheim U.S. Loan Fund II,
as a Lender

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company
(Ireland) Limited under power of Attorney

By:	/s/ Stephen Nelson
Name:	Stephen Nelson
Title:	Authorized Signatory

By:
Name:
Title:

Guggenheim U.S. Loan Fund III,
as a Lender

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company
(Ireland) Limited under Power of Attorney

By:	/s/ Stephen Nelson
Name:	Stephen Nelson
Title:	Authorized Signatory

By:
Name:
Title:

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO,
as a Lender

By: Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Tile:

IAM National Pension Fund,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

Intel Corporation Profit Sharing Retirement Plan,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Mercer Field CLO LP,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

The North River Insurance Company,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

NZCG Funding Ltd,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Odyssey Reinsurance Company,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Orpheus Funding LLC,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Principal Fund, Inc. - Global Diversified Income Fund,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Reliance Standard Life Insurance Company,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Retirement System of the Tennessee Valley Authority,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

SANDS POINT FUNDING LTD.,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Security Income Fund - Macro Opportunities Series,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Security Income Fund - Floating Rate Strategies Series,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Shriners Hospitals for Children,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

The AbitibiBowater Inc. US Master Trust for Defined Benefit Plans,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Wake Forest University,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Highbridge International LLC,
as a Lender

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

Highbridge Principal Strategies Credit Opportunities Master Fund, L. P.,
as a Lender

By: Highbridge Principal Strategies, LLC as Trading Manager and not in its individual capacity

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

Oberhausen S.a.r.1 a responsabilite limites de titrisation,
as a Lender

By: Highbridge Leverage Loan Partners Master Fund III, LP. as Portfolio Manager
By: Highbridge Principal Strategies, LLC as Trading Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

HRS Investment Holdings, LLC, as a Lender

By:	/s/ Steve Kaseta
Name:	Steve Kaseta
Title:	CIO

IBM Personal Pension Plan Trust,
as a Lender

By: Apollo Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

ICE 1: EM CLO Limited,
as a Lender

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

ICE Global Credit CLO Limited,
as a Lender

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

JMP CREDIT ADVISORS CLO I LTD.,
as a Lender

By: Cratos CDO Management, LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Renee Lefebvre
Name:	Renee Lefebvre
Title:	Managing Director

[Signature Page to First Amendment]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

KIL Loan Funding, LLC,
as a Lender

By: Citibank N.A.

By:	/s/ Lynette Thompson
Name:	Lynette Thompson
Title:	Director

By:
Name:
Title:

Kilimanjaro Credit Fund, L.P.,
as a Lender

By: Kilimanjaro Advisors, LLC
as Investment Manager

By:	/s/ Lynette Thompson
Name:	Lynette Thompson
Title:	Director

By:
Name:
Title:

ACE Bermuda Insurance Ltd,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

ACE Tempest Reinsurance Ltd,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR CORPORATE CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR Corporate Lending LLC,
as a Lender

By:	/s/ John Knox
Name:	John Knox
Title:	Controller

KKR FINANCIAL CLO 2005-2, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR FINANCIAL CLO 2006-1, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR FINANCIAL CLO 2007-1, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR FINANCIAL CLO 2007-A, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

KKR FINANCIAL CLO 2011-1, LTD.,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

Montpelier Capital Limited,
as a Lender

By: KKR Asset Management LLC

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

Oregon Public Employees Retirement Fund,
as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title:

GENESIS CLO 2007-2 LTD, as a Lender

By: LLCP Advisors LLC as Collateral Manager

/s/ Steven Hartman
Name:	Steven Hartman
Title:	Vice President

Continental Casualty Company, as a Lender

By:	/s/ Lynne Gugenheim
Name:	Lynne Gugenheim
Title:	Senior Vice President and Deputy General Counsel

Attest:

By:	/s/ [ILLEGIBLE]
Assistant Secretary

LATITUDE CLO I, LTD,
as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

By:
Name:
Title:

LATITUDE CLO II, LTD,
as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

By:
Name:
Title:

LATITUDE CLO III, LTD,
as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

By:
Name:
Title:

Northrop Grumman Pension Master Trust
by Goldman Sachs Asset Management,
L.P. solely as its investment advisor and
not as principal, as a Lender

By:	/s/ Kaidi Huong
Name:	Kaidi Huong
Title:	VP

The Metropolitan Life Insurance Company     , as a Lender

By:	/s/ Matthew J. Mclnerny
Name:	Matthew J. Mclnerny
Title:	Managing Director

MidOcean Credit CLO I, as a Lender

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

Venture IX CDO, Limited,
as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

By:
Name:
Title:

Venture V CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

By:
Name:
Title:

Venture VI CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

By:
Name:
Title:

Venture VII CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

By:
Name:
Title:

Venture VIII CDO, Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

By:
Name:
Title:

Venture XI CLO, Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

By:
Name:
Title:

VENTURE XII CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

By:
Name:
Title:

VENTURE XIII CLO, Limited, as a Lender

By: its Investment Advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

By:
Name:
Title:

Morgan Stanley Senior Funding, Inc, as a Lender

By:	/s/ Allen Chang
Name:	Allen Chang
Title:	Vice President

Virtus Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

By:
Name:
Title:

General American Life Insurance Company , as a Lender

By:	/s/ Matthew J. McInerny
Name:	Matthew J. McInerny
Title:	Managing Director

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc

Pioneer Floating Rate Fund, as a Lender

By: Pioneer Investment Management, Inc., its Advisor

By:	/s/ Elliott Dobin
Name:	Elliott Dobin,
Title:	Assistant Secretary

Montpelier Investments Holdings Ltd., as a Lender

By: Pioneer Institutional Asset Management, Inc., its Advisor

By:	/s/ Elliott Dobin
Name:	Elliott Dobin,
Title:	Assistant Secretary

Draco Dollar Funding Limited, as a Lender

By:	/s/ Sinisa Krnic
Name:	Sinisa Krnic
Title:	Director

Vela Dollar Funding Limited, as a Lender

By:	/s/ Sinisa Krnic
Name:	Sinisa Krnic
Title:	Director

Dryden XI - Leveraged Loan CDO 2006, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XVI - Leveraged Loan CDO 2006, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XXIV Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XXV Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XXVI Senior Loan Fund, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Prudential Global Short Duration High Yield Fund, Inc., as a Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund, as a Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund, as a Lender

By: Sankaty Advisors, LLC, its Investment Advisor

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Future Fund Board of Guardians, as a Lender

By: Sankaty Advisors, LLC, as its Investment Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Nash Point CLO, as a Lender

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Qantas Superannuation Plan, as a Lender

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point III CLO, as a Lender

By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point IV CLO, Ltd., as a Lender

By: Sankaty Advisors, LLC as Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point V CLO, Limited, as a Lender

By: Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point VI CLO, Ltd, as a Lender

By: Sankaty Advisors LLC, as Asset Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point VII CLO, Limited, as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Race Point VIII CLO, Limited, as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Document Control Team

By:
Name:
Title:

Sankaty High Income Partnership, L.P., as a Lender

By: Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Sankaty Managed Account (PSERS), L.P., as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Sankaty Senior Loan Fund, L.P., as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

Nob Hill CLO Limited, as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

By:
Name:
Title:

Renaissance Reinsurance Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	KAITLIN TRINH
Title:	Managing Director

By:
Name:
Title:

Stichting PGGM Depositary, as a Lender

By: Acting in its capacity as depositary of PGGM High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

By:
Name:
Title:

Strategic Income Opportunities Bond Fund

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Opportunities Bond Fund, as a Lender

By:	/s/ Sandra Stulberger
Name:	Sandra Stulberger
Title:	Authorized Signatory

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony), as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Credit Strategies Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Floating Rate Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Floating Rate Income Opportunity Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Senior Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Short Duration Credit Opportunities Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Nuveen Symphony Floating Rate Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Principal Funds Inc, – Diversified Real Asset Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

SSF Trust, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Symphony CLO IX, Limited Partnership, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Symphony CLO VII, LTD, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Symphony CLO VIII, Limited Partnership, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Symphony CLO XI, Limited Partnership, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

Symphony Senior Loan Fund, L.P., as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

ACE American Insurance Company, as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

T. Rowe Price Emerging Markets Corporate Bond Fund, as a Lender

By: T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

Thornburg Strategic Income Fund, as a Lender

By:	/s/ Jason Brady
Name:	Jason Brady
Title:	Portfolio Manager/Managing Director

Benefit Street Partners II Loan Funding, LLC, as a Lender

By: Citibank, N.A.

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Director

By:
Name:
Title:

Ivy High Income Fund, as a Lender

By:	/s/ Bryan C. Krug
Name:	Bryan C. Krug
Title:	Sr. Vice President

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Matthew Schnabel
Name:	Matthew Schnabel
Title:	VP

Wells Fargo Principal Lending, LLC, as a Lender

By:	/s/ Mike Bohannon
Name:	Mike Bohannon
Title:	Senior Vice President

John Hancock Fund II Floating Rate Income Fund, as a Lender

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name:	Eiki Hatakeyama
Title:	Authorized Signatory

By:
Name:
Title:

LMP Corporate Loan Fund, Inc., as a Lender

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name:	Eiki Hatakeyama
Title:	Authorized Signatory

By:
Name:
Title:

MultiMix Wholesale Diversified Fixed Interest Trust, as a Lender

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama

Name:	Eiki Hatakeyama

Title:	Authorized Signatory

By:

Name:

Title:

Western Asset Floating Rate High Income Fund, LLC, as a Lender

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama

Name:	Eiki Hatakeyama

Title:	Authorized Signatory

By:

Name:

Title:

WhiteHorse VI, Ltd
By: H.I.G. WhiteHorse Capital, LLC As Collateral Manager

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Officer